Exhibit 10.3

FORBEARANCE AGREEMENT

This FORBEARANCE AGREEMENT, dated as of May 21, 2018 (this “Agreement”), is by and among Westmoreland Coal Company, a corporation organized under the laws of Delaware (the “Company”), the subsidiary guarantors party hereto (the “Subsidiary Guarantors” and, together with the Company, the “Obligors”) and the undersigned beneficial holders or investment managers or advisors for such beneficial holders (together with any party that executes a Forbearance Joinder Agreement (the form of which is attached hereto as Exhibit A) after the date hereof, the “Supporting Holders”) of the Company’s 8.75% Senior Secured Notes due 2022 (the “Notes”).

WHEREAS, the Company, certain of the Subsidiary Guarantors and U.S. Bank, National Association, as Trustee and Notes Collateral Agent (in either or both such capacities, the “Trustee”), are parties to (1) that certain Indenture, dated as of December 16, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Indenture”) under which the Notes were issued; (2) the Notes Collateral Documents and (3) any related documents and instruments that serve to grant and provide collateral to the Trustee (as amended, restated, supplemented or otherwise modified from time to time, and collectively, the “Security Documents” and, together with the Indenture, the “Notes Documents”);

WHEREAS, the current principal amount outstanding of such Notes is $350,000,000 and interest payments on the Notes are due semiannually, on January 1 and July 1;

WHEREAS, certain interest payments on the Notes in the amount of $15,312,500 will be due on July 1, 2018 (the “July 2018 Interest Payment” or the “Interest Payment”), and the Company may fail to make such Interest Payment (an “Interest Payment Default”);

WHEREAS, certain interest, principal and fee payments on the term loan credit agreement (the “Credit Agreement”), dated as of December 16, 2014, among Westmoreland Coal Company, a Delaware corporation, the Lenders party thereto from time to time and Wilmington Savings Fund Society FS, as Administrative Agent, will be due under the terms of the Credit Agreement from time to time, and the Company may fail to make such interest, principal and fee payments (the “Credit Agreement Default”);

WHEREAS, certain interest, principal and fee payments on the Financing Agreement (the “MLP Financing Agreement”), dated as of December 31, 2014, by and among Oxford Mining Company, LLC, Westmoreland Resource Partners, LP (the “MLP”), the Subsidiary Guarantors Party thereto, the Lenders party thereto and U.S. Bank National Association, as Collateral Agent will be due under the terms of the Credit Agreement from time to time, and the Company may fail to make such interest, principal and fee payments (the “MLP Payment Default”);

WHEREAS, as of the thirtieth day after an Interest Payment Default (after giving effect to Section 6.01 of the Indenture), a nonpayment of an Interest Payment will mature into an Event of Default under the Indenture;

WHEREAS, upon the expiration of the grace periods provided for under the Credit Agreement, the Credit Agreement Default will mature into an Event of Default under the Indenture;

WHEREAS, upon the expiration of the grace periods provided for under the MLP Financing Agreement, the MLP Payment Default will mature into an Event of Default under the Indenture;

WHEREAS, as a result of any Event of Default on account of an Interest Payment Default, Credit Agreement Default or MLP Payment Default, the Holders and the Trustee will have the immediate right to exercise any and all remedies allowed pursuant to the terms of the Notes Documents, including, without limitation, (a) charging default rate interest, (b) the initiation or continuation of any legal action, and any enforcement action permitted under the Notes Documents, against the Company or any Subsidiary Guarantor, (c) instructing the Trustee to take any action permitted under the Notes Documents or applicable law, and (d) taking any such actions in furtherance of any of the foregoing (collectively, all such rights and remedies the “Payment Rights and Remedies”);

WHEREAS, the board of directors of the Company has consented to give effect to the amendments to the Indenture provided for in the Sixth Supplemental Indenture (the “Sixth Supplemental Indenture”), dated May 21, 2018, by and among the Company, the Subsidiary Guarantors and U.S. Bank National Association, in its capacity as Trustee and Notes Collateral Agent that, among other things: (i) permit the Company and the Subsidiary Guarantors, to enter into that certain bridge loan agreement dated May 21, 2018, among the Company, as Borrower, the Subsidiary Guarantors named therein, the Lenders party thereto and Wilmington Savings Fund Society, FSB as Administrative Agent (in such capacity, the “Administrative Agent”) and Collateral Agent (as the same may be amended and modified from time to time) (the “Bridge Loan Agreement”) and other documents related thereto, including, without limitation, each of the other agreements, documents and instruments providing for or evidencing any other obligations, liabilities and indebtedness outstanding at any time under the Bridge Loan Agreement (the “Bridge Loan Obligations”), and any other document or instrument executed or delivered at any time in connection with any Bridge Loan Obligations, including any intercreditor or joinder agreement among holders of Bridge Loan Obligations, to the extent such are effective at the relevant time, as each may be modified (or replaced in connection with a modification) from time to time; (ii) provide Liens securing the Bridge Loan Obligations on any existing or hereafter acquired Collateral that are first, prior, and senior in right, priority, operation, effect and all other purposes and respects to any Lien securing Notes Obligations; and (iii) provide Liens on certain assets of the Company and the Subsidiary Guarantors that do not currently constitute Notes Collateral that will rank junior to the Liens securing Bridge Loan Obligations (collectively, the “Bridge Transactions”);

WHEREAS, notwithstanding the Company’s entry into the Sixth Supplemental Indenture, the Company’s entry into the Bridge Loan Agreement or performance of the Bridge Loan Obligations may result in an Event of Default under Section 6.01(4) of the Indenture (a “Bridge Default”);

WHEREAS, as a result of any Event of Default, pursuant to (1) Section 6.05 of the Indenture, the Holders of at least a majority in aggregate principal amount of the Notes then outstanding will have the right to direct the Trustee to exercise any and all remedies allowed pursuant to the terms of the Notes Documents, including, without limitation, (a) charging default rate interest, (b) the initiation or continuation of any legal action, and any enforcement action permitted under the Notes Documents, against the Company or any Subsidiary Guarantor, (c) taking any action permitted under the Notes Documents or applicable law, and (d) taking any such actions in furtherance of any of the foregoing and (2) Section 6.02 of the Indenture, the Holders of at least 25% in aggregate principal amount of then outstanding Notes may declare all the Notes to be due and payable immediately (collectively, all such rights and remedies the “Indenture Rights and Remedies”);

WHEREAS, the MLP may, in the future, initiate proceedings that result in an Event of Default under Sections 6.01(8) or 6.01(9) of the Indenture (a “MLP Bankruptcy Default” and, together with a Bridge Default and any Interest Payment Default a “Specified Default”);

WHEREAS, as a result of any Event of Default under Sections 6.01(8) or (9) of the Indenture, the Trustee or Holders, as applicable, will have the right to exercise any and all remedies allowed pursuant to the terms of the Notes Documents, including, without limitation, (a) declaring all notes immediately due and payable, (b) charging default rate interest, (c) the initiation or continuation of any legal action, and any enforcement action permitted under the Notes Documents, against the Company or any Subsidiary Guarantor, (d) take any action permitted under the Notes Documents or applicable law, and (e) taking any such actions in furtherance of any of the foregoing (collectively, all such rights and remedies the “Bankruptcy Rights and Remedies” and, together with the Indenture Rights and Remedies and Payment Rights and Remedies the “Rights and Remedies”); and

WHEREAS, in connection with the Bridge Transactions, the Obligors have requested that each of the Supporting Holders agree to temporarily forbear in the exercise of their Rights and Remedies solely to the extent arising from the occurrence and continuation of any Specified Default, subject to the terms and conditions of this Agreement.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

SECTION I. ACKNOWLEDGMENTS

Section 1.01 Each of the Obligors hereby acknowledges and agrees, upon execution and delivery of this Agreement, subject to the terms set forth herein, that:

(a) the recital of facts set forth in this Agreement is true and correct in all material respects;

(b) the amount owed by the Obligors under the Notes as of the date of any Specified Default will be (x) $350,000,000 of principal, (y) $15,312,500 in respect of the Interest Payment and (z) any accrued but unpaid interest, if any, as of the date thereof. Such amounts, together with all other outstanding Obligations, including interest, fees, expenses and other charges will, as of the date of any Specified Default, be validly owing and will not be subject to any right of offset, deduction, claim, or counterclaim in favor of any Obligor;

(c) an Interest Payment Default will constitute an Event of Default under the Indenture as of the thirtieth day after the date thereof without the need for any notice to the Obligors and as a consequence thereof, and subject to and but for the terms of this Agreement, the Holders and the Trustee will be free to exercise the Payment Rights and Remedies in accordance with the terms of the Notes Documents as of any such date;

(d) any Credit Agreement Default will constitute an Event of Default under the Indenture as of the expiration of the grace period therefor as provided in the Credit Agreement without the need for any notice to the Obligors and as a consequence thereof, and subject to and but for the terms of this Agreement, the Holders and the Trustee will be free to exercise the Payment Rights and Remedies in accordance with the terms of the Notes Documents as of any such date;

(e) any MLP Payment Default will constitute an Event of Default under Indenture without the need for any notice to the Obligors and as a consequence thereof, and subject to and but for the terms of this Agreement, the Holders and the Trustee will be free to exercise the Payment Rights and Remedies in accordance with the terms of the Notes Documents as of any such date;

(f) any Bridge Default will constitute an Event of Default under the Indenture as of the sixtieth day after the date after the receipt by the Company of notice from the Trustee or the Holders of at least 25% in aggregate principal amount of the Notes then outstanding voting as a single class, and subject to and but for the terms of this Agreement, the Holders of a majority in aggregate principal amount of the Notes then outstanding will be free to direct the trustee to exercise the Indenture Rights and Remedies in accordance with the terms of the Notes Documents as of any such date;

(g) each Obligor hereby ratifies and affirms the Notes Documents and the Obligations owing thereunder and acknowledges that the Notes Documents are and, after giving effect to this Agreement, shall remain unchanged and in full force and effect. Each Obligor agrees that the Notes Documents constitute valid and binding obligations and agreements of each of the Obligors enforceable by the Trustee and the Supporting Holders against each Obligor in accordance with their respective terms;

(h) subject to the terms of this Agreement, the Supporting Holders have not waived, released or compromised, do not hereby waive, release or compromise, and may never waive, release or compromise any events, occurrences, acts, or omissions that may constitute or give rise to any defaults or Events of Default, including, without limitation, any Specified Default, that existed or may have existed, or may presently exist, or may arise in the future, nor does any Supporting Holder waive any Rights and Remedies, including, without limitation, the right to direct the Notes Collateral Agent to foreclose on any property pledged as Collateral (as defined in the Security Documents) under the Notes Documents;

(i) the execution and delivery of this Agreement shall not, except as otherwise set forth herein: (i) constitute an extension, modification, or waiver of any aspect of the Indenture; (ii) extend the maturity of the Notes or the due date of any payment of any amount(s) due thereunder or payable in connection therewith; (iii) give rise to any obligation on the part of the Supporting Holders to extend, modify or waive any term or condition of the Notes; (iv) establish any course of dealing with respect to the Notes; or (v) give rise to any defenses or counterclaims to the right of the Supporting Holders to compel payment of the Notes or any amounts(s) due thereunder or payable in connection therewith or otherwise enforce their rights and remedies set forth in the Notes Documents;

(j) except as expressly provided herein, the Supporting Holders’ agreement to forbear in the exercise of their Rights and Remedies solely as to any Specified Default, and to perform as provided herein, shall not invalidate, impair, negate or otherwise affect the Trustee’s or Supporting Holders’ ability to exercise their Rights and Remedies under the Notes Documents or otherwise; and

(k) notwithstanding anything in this Section I to the contrary, nothing in this Agreement shall be construed as an acknowledgement or agreement by the Obligors that a specified default has occurred or is continuing.

SECTION II. FORBEARANCE

Section 2.01 Forbearance. In consideration of the Obligors’ agreement of timely and strict compliance with the terms of this Agreement, and in reliance upon the representations, warranties, agreements and covenants of Obligors set forth herein, from May 21, 2018 until the Termination Date (as defined below), each Supporting Holder (severally and not jointly) hereby agrees (i) to forbear from exercising any of the Rights and Remedies under the Notes Documents or applicable law solely with respect to a Specified Default and (ii) in the event that the Trustee or any Holder or Group of Holders declares all the Notes to be due and payable immediately (an “Acceleration”) to rescind such Acceleration and its consequences by delivering written notice to the Trustee pursuant to Section 6.02 of the Indenture. For the avoidance of doubt, during the Forbearance Period (as defined herein) only, each Supporting Holder agrees that it (individually or collectively) will not deliver any notice or instruction to the Trustee directing the Trustee to exercise any of the Rights and Remedies under the Notes Documents or applicable law solely with respect to a Specified Default.

Section 2.02 Limitation on Transfers of Notes. During the Forbearance Period, each of the Supporting Holders hereby agrees not to sell, assign, pledge, lend, hypothecate, transfer or otherwise dispose of (each, a “Transfer”) during the Forbearance Period any ownership (including beneficial ownership) of Notes (or any rights in respect thereof, including but not limited to the right to vote) held by such Supporting Holder as of the date hereof except to a party who (i) is already a Supporting Holder party to this Agreement or (ii) prior to such Transfer, agrees in writing to be bound by all of the terms of this Agreement (including with respect to any and all claims it already may hold against the Company prior to such Transfer) by executing a Forbearance Joinder Agreement substantially in the form of Exhibit A hereto, and delivering an executed copy thereof, within two (2) business days of closing of such Transfer, to counsel to the Company. Any Transfer made in violation of this Section 2.02 shall be void ab initio, and the Company shall have the right to enforce the voiding of any such Transfer.

Section 2.03 Forbearance Period. The Forbearance shall commence on May 21, 2018 and continue until the earlier of (a) September 30, 2018 at 12:01 a.m. New York City time and (b) the date on which any Event of Termination (as defined below) shall have occurred (the earlier of (a) and (b), the “Termination Date” and the period commencing on May 21, 2018 and ending on the Termination Date, the “Forbearance Period”); provided, however, that the Requisite Supporting Holders (as defined below) may agree to extend such date in writing (which writing may be in the form of electronic mail), whereupon clause (a) of this Section 2.03 shall be deemed to reference such later specified date. From and after the Termination Date, the Forbearance shall immediately and automatically terminate and have no further force or effect, and each of the Supporting Holders shall be released from any and all obligations and agreements under this Agreement and shall be entitled to exercise any of the Rights and Remedies as if this Agreement had never existed, and all of the Rights and Remedies under the Notes Documents and in law and in equity shall be available without restriction or modification, as if this Forbearance had not occurred.

SECTION III. EVENTS OF TERMINATION.

Section 3.01 Events of Termination. The Forbearance Period shall automatically terminate if any of the following events shall occur (each, an “Event of Termination”):

(a) the failure of any Obligor to comply with any term, condition or covenant set forth in this Agreement, including, without limitation, the covenants in Section IV of this Agreement, for a period of thirty (30) days from the date the Trustee receives notice from holders of a majority of the principal amount of Notes held by all Supporting Holders (the “Requisite Supporting Holders”), in their sole discretion;

(b) other than any Specified Default there occurs any Event of Default under the Indenture that is not cured within any applicable grace period; or

(c) a case under title 11 of the United States Code or any similar reorganization, liquidation, insolvency, or receivership proceeding under applicable law is commenced by any Obligor.

SECTION IV. OTHER AGREEMENTS

Section 4.01 Accrued Interest. The Obligors agree that during the Forbearance Period, interest on all outstanding Obligations, including the unpaid principal amount of the Notes and any missed Interest Payment, shall continue to accrue at a rate of 8.75% per annum (pursuant to the terms of the Indenture; provided, however, that no defaulted interest shall accrue during the Forbearance Period.

Section 4.03 Tolling. During the Forbearance Period, the Obligors hereby agree to toll and suspend the running of the applicable statutes of limitations, laches, or other doctrines relating to the passage of time with respect to any and all debts, claims, allegations, obligations, damages, costs, attorneys’ fees, suits, demands, liabilities, actions, proceedings and causes of action, in each case, whether known or unknown, contingent or fixed, direct or indirect, and of whatever nature or description, and whether in law or in equity, under contract, tort, statute or otherwise, which any Supporting Holder (or group thereof) has heretofore had or now or hereafter can, shall or may have against any of the Obligors, respective Affiliates, and each of the directors, officers, members, employees, agents, attorneys, financial advisors and consultants of each of the foregoing.

Section 4.04 Notices. The Company hereby agrees to notify the Supporting Holders reasonably promptly in writing of (a) any failure by any of the Obligors to comply with their obligations set forth in this Agreement or (b) the receipt by any of the Obligors of any material complaint or demand by any person against any of the Obligors.

SECTION V. REPRESENTATIONS AND WARRANTIES

In consideration of the foregoing agreements, the Obligors jointly and severally hereby represent and warrant to each Supporting Holder, and each Supporting Holder severally but not jointly hereby represents and warrants to the Obligors, as follows:

Section 5.01 Such party is duly organized, validly existing and is not in violation in any respect of any term of its charter, bylaws or other constitutive documents, and the execution, delivery and performance of this Agreement are within such party’s power and have been duly authorized by all necessary action.

Section 5.02 This Agreement constitutes a valid and legally binding agreement, enforceable against such party in accordance with its terms.

Section 5.03 No consent or authorization of, filing with, notice to or other act by or in respect of, any governmental or regulatory authority or any other person is required in connection with such party’s entry into, and performance of, this Agreement, except for consents, authorizations, filings and notices which have been obtained or made and are in full force and effect or which are immaterial in nature; and the entry into and performance of this Agreement by such party does and will not conflict with, or result in the default under, any material agreement or document of such party, its constituent documents or any applicable law, regulation or court order, consent or ruling.

Section 5.04 Each Supporting Holder represents and warrants that, as of the date hereof, it beneficially holds, or advises or manages for a beneficial holder, the principal amount of Notes set forth in a letter, delivered to the Company contemporaneously herewith, and to that extent it advises or acts as a manager for any beneficial holder, it has the authority to enter into this Agreement on behalf of such beneficial holder and that this Agreement is a valid and legally binding agreement, enforceable against that holder and such party.

Section 5.05 The parties to this Agreement acknowledge that nothing in this Agreement, including the presentation of drafts from one party to another, constitutes the making of an offer to sell or the solicitation of an offer to buy securities or loans of any kind or the solicitation of a consent or waiver of any rights under any of the Notes Documents and the entry into this Agreement shall not constitute, directly or indirectly, an incurrence, a refinancing, an extension or a modification in any way of any debt or a recapitalization or restructuring in any way of the obligations of the Obligors.

Section 5.06 The Supporting Holders have not made any assurances concerning (a) the manner in which or whether any Specified Default may be resolved or (b) any additional forbearance, waiver, restructuring or other accommodations.

SECTION VI. RATIFICATION OF EXISTING AGREEMENTS

Section 6.01 The Obligors and the Supporting Holders hereby acknowledge and agree that, (a) the relationships between the Obligors and the Supporting Holders are governed by the Notes Documents and this Agreement, (b) no fiduciary duty or special relationship is or will be created by any discussions regarding any possible amendment, waiver or forbearance, (c) the rights and obligations of the Supporting Holders under this Agreement are several and not joint and no Supporting Holder shall be liable or responsible for obligations of any other Supporting Holder, (d) no Supporting Holder has made to any Obligor, and no Obligor has made to any Supporting Holder, any promise, commitment or representation of any kind or character with respect to any forbearance or other matter as of the date of this Agreement other than as set forth in this Agreement, (e) this Agreement has no effect or bearing on any rights or remedies the Supporting Holders may have available under the Notes Documents other than as explicitly provided for herein, (f) no person has any obligation to engage in discussions with any other person after the date hereof regarding any further forbearance and (g) no Supporting Holder and no Obligor has any obligation under any circumstances to amend, waive, supplement or otherwise modify the terms of the Notes Documents, offer any discounted payoff of the Notes, refinance or exchange the Notes, vote or refrain from voting or otherwise acting with respect to its Notes, extend the forbearance period, grant any other forbearance, agree to any amendment, supplement, waiver or other modification of the Bridge Transactions, enter into any definitive documentation in connection with the Bridge Transactions, or extend any other accommodation, financial or otherwise, to any Obligor or any of its Affiliates.

SECTION VII. MISCELLANEOUS

Section 7.01 Conditions Precedent to Effectiveness of this Agreement. This Agreement and the Forbearance shall become effective upon fulfillment of the following conditions (the date on which such conditions are satisfied or waived, the “Agreement Effective Date”):

(a) The parties to this Agreement receiving counterparts of this Agreement duly executed by (i) the Company, (ii) the Subsidiary Guarantors and (iii) beneficial holders, or investment managers or advisors for such beneficial holders, of more than a majority of the of the outstanding principal amount of the Notes;

(b) The parties to this Agreement receiving counterparts of the Fourth Amendment to the Credit Agreement, in the form of Exhibit B hereto, duly executed by (i) the Company, (ii) the Subsidiary Guarantors and (iii) the Administrative Agent; and

(c) The parties to this Agreement receiving counterparts of the Sixth Supplemental Indenture, in form of Exhibit C hereto, duly executed by (i) the Company, (ii) the Subsidiary Guarantors and (iii) the Trustee.

Notwithstanding anything herein to the contrary, if the Agreement Effective Date does not occur on or before May 21, 2018, then this Agreement shall automatically terminate without further notice or action by any party.

Section 7.02 Counterparts. This Agreement may be executed and delivered in any number of counterparts with the same effect as if the signatures on each counterpart were upon the same instrument. Any counterpart delivered by facsimile or by other electronic method of transmission shall be deemed an original signature thereto.

Section 7.03 Interpretive Matters.

(a) Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, and the term “including” is not limiting. The words “hereof,” “herein,” “hereby,” “hereunder,” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. Section, subsection and clause references herein are to this Agreement unless otherwise specified.

(b) The term “person” as used in this Agreement shall be broadly interpreted to include, without limitation, any individual, corporation, company, partnership or other entity.

(c) Capitalized terms used but not defined in this Agreement have the meanings given to them in the Indenture.

Section 7.04 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, not including the conflict of law rules and principles thereof. Each party hereto hereby irrevocably and unconditionally consents to submit to the non-exclusive jurisdiction of the federal and state courts in the Borough of Manhattan, City of New York for any action, suit, or proceeding arising out of or relating to this Agreement and the transactions contemplated by this Agreement. Each party hereto hereby irrevocably and unconditionally waives any objection to the laying of venue of any action, suit, or proceeding arising out of this Agreement in any such court and hereby further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action, suit, or proceeding brought in any such court has been brought in an inconvenient forum.

Section 7.05 Successors and Assigns. This Agreement shall be binding upon each of the Company, the Subsidiary Guarantors, the Supporting Holders and their respective successors and assigns, and shall inure to the benefit of each such person and their permitted successors and assigns.

Section 7.06 Additional Parties. Without in any way limiting the provisions hereof, additional holders or beneficial owners of Notes may elect to become parties to this Agreement by executing and delivering to the Company a Forbearance Joinder Agreement substantially in the form of Exhibit A hereto. Such additional holder or beneficial owner of Notes shall become a Supporting Holder under this Agreement in accordance with the terms of this Agreement.

Section 7.07 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

Section 7.08 Integration. This Agreement contains the entire understanding of the parties hereto with regard to the subject matter contained herein. This Agreement supersedes all prior or contemporaneous negotiations, promises, covenants, agreements and representations of every nature whatsoever with respect to the matters referred to in this Agreement, all of which have become merged and finally integrated into this Agreement. Each of the parties hereto understands that in the event of any subsequent litigation, controversy or dispute concerning any of the terms, conditions or provisions of this Agreement, no party shall be entitled to offer or introduce into evidence any oral promises or oral agreements between the parties relating to the subject matter of this Agreement not included or referred to herein and not reflected by a writing included or referred to herein.

Section 7.09 Jury Trial Waiver. The Company, the Subsidiary Guarantors and the Supporting Holders, by acceptance of this Agreement, mutually hereby knowingly, voluntarily and intentionally waive the right to a trial by jury in respect of any litigation based herein, arising out of, under or in connection with this Agreement and the Notes Documents or any other documents contemplated to be executed in connection herewith, or any course of conduct, course of dealings, statements (whether verbal or written) or actions of any party, including, without limitation, any course of conduct, course of dealings, statements or actions of any Supporting Holder relating to the administration of the Notes or enforcement of the Notes Documents arising out of tort, strict liability, contract or any other law, and agree that no party will seek to consolidate any such action with any other action in which a jury trial cannot be or has not been waived.

Section 7.10 Email. Unless the context of this Agreement clearly requires otherwise, any notice or other communication required by this Agreement, regardless of whether the applicable subsection of this Agreement contemplates email delivery of such notice or communication, may be done via email.

Section 7.11 Amendment. This Agreement may only be amended or modified in writing by the Company, the Subsidiary Guarantors and each Supporting Holder.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

WESTMORELAND COAL COMPANY

By: /s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Chief Administrative Officer, Chief Legal Officer and Secretary

SUBSIDIARY GUARANTORS:

WESTMORELAND SAN JUAN HOLDINGS, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND SAN JUAN, LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

SAN JUAN COAL COMPANY

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary and General Counsel

SAN JUAN TRANSPORTATION COMPANY

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

WESTMORELAND POWER, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY SERVICES, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: General Counsel and Secretary

WESTMORELAND CANADA LLC

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Vice President and Secretary

WESTMORELAND CANADIAN INVESTMENTS L.P.

By:	Westmoreland Canada LLC, as General Partner of Westmoreland Canadian Investments L.P.

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Vice President and Secretary

BASIN RESOURCES, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

ABSALOKA COAL, LLC

By:	/s/ Samueal N. Hagreen
Name: Samueal N. Hagreen
Title: Secretary and General Counsel

WESTMORELAND TEXAS JEWETT COAL
COMPANY

By:	/s/ Samueal N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL COMPANY ASSET CORP.

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

WESTMORELAND ENERGY SERVICES NEW YORK, INC.

By:	/s/ Jennifer S. Grafton
Name: Jennifer S. Grafton
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

HAYSTACK COAL COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

BUCKINGHAM COAL COMPANY, LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND NORTH CAROLINA POWER, L.L.C.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WEI ROANOKE VALLEY, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

WESTMORELAND ROANOKE VALLEY, L.P.

By:	WEI Roanoke Valley, Inc., as General
Partner of Westmoreland Roanoke Valley, L.P.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

By:	Westmoreland Energy LLC, as Limited
Partner of Westmoreland Roanoke Valley, L.P.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY LLC

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND RESOURCES, INC.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

WRI PARTNERS, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND COAL SALES COMPANY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WCC LAND HOLDING COMPANY, INC.

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND MINING LLC

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

DAKOTA WESTMORELAND CORPORATION

By: /s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

TEXAS WESTMORELAND COAL CO.

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND ENERGY COMPANY

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND SAVAGE CORPORATION

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

WESTMORELAND PARTNERS

By:	Westmoreland North Carolina Power, L.L.C., its general partner

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

By:	Westmoreland Roanoke Valley, L.P., its general partner

By:	WEI Roanoke Valley, Inc., its general partner

By:	/s/ Samuel N. Hagreen
Name: Samuel N. Hagreen
Title: Secretary

[Signature Page to Joinder Forbearance Agreement]

Exhibit A

FORM OF FORBEARANCE JOINDER AGREEMENT

May 21, 2018

Westmoreland Coal Company

9540 South Maroon Circle, Suite 300

Englewood, Colorado 80112

Attention: Samuel N. Hagreen

RE: Forbearance Agreement

Ladies and Gentlemen:

Reference is made to the Forbearance Agreement dated as of May 21, 2018 entered into between the Company, the Subsidiary Guarantors, and the Supporting Holders party thereto (such Forbearance Agreement, as in effect on the date hereof and as it may hereafter be amended, supplemented or otherwise modified from time to time, together with this Forbearance Joinder Agreement, being the “Forbearance Agreement”). Any capitalized terms not defined in this Forbearance Joinder Agreement have the meanings given to them in the Forbearance Agreement.

SECTION I. Joining Obligations Under the Forbearance Agreement. The undersigned (the “Joining Noteholder”) hereby agrees, as of the date first above written, to join and to be bound as a Supporting Holder by all of the terms and conditions of the Forbearance Agreement, to the same extent as each of the other Supporting Holders thereunder. The undersigned further agrees, as of the date first above written, that each reference in the Forbearance Agreement to a “Supporting Holder” shall also mean and be a reference to the undersigned, including the making of each representation and warranty set forth in Section 5 of the Forbearance Agreement.

SECTION II. Execution and Delivery. Delivery of an executed counterpart of a signature page to this Forbearance Joinder Agreement by telecopier or in .PDF or similar format by email shall be effective as delivery of an original executed counterpart of this Forbearance Joinder Agreement. For the avoidance of doubt, the Obligors do not need to separately execute this Forbearance Joinder Agreement but are nevertheless bound by the terms of the Forbearance Agreement with respect to the Joining Noteholder as if such Joining Noteholder were a party to the Forbearance Agreement.

SECTION III. Governing Law; Jurisdiction; Waiver of Jury Trial, Etc. The parties hereto hereby agree that Section 7.08 of the Forbearance Agreement shall apply to this Forbearance Joinder Agreement.

[Signature Page Follows]

Very truly yours,

[•]

By:

Name:
Title:

Noteholder’s principal amount of Notes: $____

[Signature Page to Joinder Forbearance Agreement]

Exhibit B

FOURTH AMENDMENT TO THE CREDIT AGREEMENT

Exhibit C

SIXTH SUPPLEMENTAL INDENTURE